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                                                                   EXHIBIT 99.05

                     [Day, Berry & Howard LLP Letterhead]



                              September 23, 1998



MBIA Inc.
113 King Street
Armonk, New York 10504

Re:  MBIA Inc.
     Registration Statement on Form S-3
     Registration Statement No. 333-60039

Dear Ladies and Gentlemen:

     We have acted as special Connecticut counsel to MBIA Inc., a Connecticut corporation (the "Company"), as to certain matters of Connecticut law in connection with the preparation and filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), of a Registration Statement on Form S-3 (the "Registration Statement"), and the prospectus included therein (the "Prospectus"), relating to the registration by the Company of $350,000,000 in the aggregate of (i) debt securities representing unsecured obligations of the Company (the "Senior Debt Securities") to be issued pursuant to the Senior Indenture, dated as of August 1, 1990, as supplemented from time to time (the "Senior Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Senior Indenture Trustee") and subordinated debt securities ("Subordinated Debt Securities" and, together with the Senior Debt Securities, the "Debt Securities") to be issued pursuant to a Subordinated Indenture, as supplemented from time to time (the "Subordinated Indenture"), between the Company and a trustee to be named in a prospectus supplement relating to the Subordinated Debt Securities (the "Subordinated Indenture Trustee"), (ii) shares of preferred stock of the Company, par value $1.00 per share ("Preferred Stock"), (iii) shares of common stock of the Company, par value $1.00 per share ("Common Stock"), and the rights to purchase Junior Participating Cumulative Preferred Stock of the Company, par value $1.00 per share, or, in certain circumstances, either Common Stock or the common stock of an acquiring company (the "Rights"), to be issued pursuant to the Rights Agreement, dated as of December 12, 1991 (the "Rights Agreement"), between the Company and Mellon Bank, N.A., as Rights Agent, (iv) such indeterminate number of shares of Common Stock as may be issuable in exchange for or upon conversion of any
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MBIA Inc.
September 23, 1998
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Subordinated Debt Securities or Preferred Stock that provides for conversion or exchange into Common Stock, and the Rights relating thereto, and (v) such indeterminate number of shares of Preferred Stock as may be issuable in exchange for or upon conversion of any Subordinated Debt Securities that provide for conversion or exchange into Preferred Stock.

     We have examined the Company's Restated Certificate of Incorporation, as amended to date, the Company's By-Laws, as amended to date, the Rights Agreement, records of the corporate proceedings of the Board of Directors of the Company with respect to the Debt Securities, the Preferred Stock, the Common Stock, the Rights, the Senior Indenture, the Subordinated Indenture, the Registration Statement and the offering contemplated thereby and such other documents, and have made such examination of law, as we have deemed relevant and necessary in order to render our opinion expressed below.

     We have also examined and relied upon the Senior Indenture and form of the Subordinated Indenture filed as Exhibits to the Registration Statement. The governing law of each of these Indentures is expressly stated to be that of the State of New York. For purposes of the opinion set forth below, we have assumed that the Senior Indenture, the Subordinated Indenture and the Debt Securities, when duly issued, will constitute legal, valid and binding obligations of the Company under the laws of the State of New York (as to which we express no opinion). Our opinion assumes that the definitive Subordinated Indenture will be in substantially the form filed as an Exhibit to the Registration Statement.

     In rendering the opinion set forth in paragraph 1 below, we have assumed the corporate authority of the Senior Indenture Trustee to enter into and perform the Senior Indenture. In rendering the opinion set forth in paragraph 2 below, we have assumed the corporate authority of the Subordinated Indenture Trustee to enter into and perform the Subordinated Indenture.

     We have also noted that other large publicly held corporations chartered in Connecticut have adopted rights agreements and issued rights similar to the Rights Agreement and the Rights. In addition, we have noted that the Rights would operate in a way similar to rights issued by numerous other corporations incorporated in Connecticut and in other states.

     For purposes of this opinion, we have assumed that the Board of Directors of the Company, after fully informing itself with respect to the Rights Agreement and the Rights and after giving due consideration to all relevant matters, determined that the execution
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MBIA Inc.
September 23, 1998
Page 3

and delivery of the Rights Agreement and the issuance of the Rights thereunder would be in the best interests of the Company and its shareholders, that such action by the Board of Directors was not contrary to its fiduciary obligations and that the Rights Agreement has been duly authorized, executed and delivered by the Rights Agent.

     The Connecticut Business Corporation Act (the "Act") provides a board of directors with broad authority and empowers a Connecticut corporation to issue rights, options or warrants for the purchase of shares of the corporation on such terms, with such form and content, and for such consideration as the board of directors may determine. Sections 33-665(a) and 33-666(c) of the Act provide that all shares of a class or series of stock shall have preferences, limitations and relative rights identical with those of other shares of the same class (except to the extent otherwise provided in the description of the series) or series.

     A number of courts construing similar provisions of the corporation laws of states other than Connecticut have upheld the issuance of rights substantially similar to the Rights. On the other hand, a number of courts construing similar provisions of the corporation laws of other states have invalidated rights similar to the Rights on the basis that the provisions pursuant to which rights held by certain persons could become void violated the requirements that shares of the same class and series be identical. Courts sustaining the issuance of rights have distinguished between discrimination among shares and discrimination among shareholders, and determined that the relevant statutory authority does not prohibit the latter form of discrimination. The Act requires in effect that all shares of the same class and series be identical, with specified exceptions. However, the Act does not say whether this requirement applies to provisions of rights that have been issued in respect of shares of a particular class or to shareholders or holders of rights who take specified actions resulting in those rights becoming void. There is no published judicial decision interpreting Sections 33-665(a) and 33-666(c) or other provisions of the Act in the context of the issuance of rights similar to the Rights.

     We also note that the Connecticut legislature has added provisions to the Act which evidence concern for fair treatment of shareholders and other constituencies in light of the prevalence of abusive takeover tactics. These enactments indicate public policy support for the objectives which the Rights are designed to further, which we think would be persuasive to a court faced with a case questioning the validity of the Rights.

     The opinion set forth below with respect to the Rights is limited to the authorization of the Rights Agreement by the Board and the issue of Rights pursuant to the Rights Agreement, and does not extend to any subsequent action or inaction by the Board with respect to the Rights Agreement, including any decision relating to
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MBIA Inc.
September 23, 1998
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redemption of the Rights or amendment of the Rights Agreement, which would need to be evaluated in light of all relevant facts, circumstances and legal precedents applicable at that time.

     Based on the foregoing, we are of the following opinion:

     1. The Senior Indenture has been duly authorized, executed and delivered by the Company. Assuming the Senior Indenture has been duly authorized, executed and delivered by the Senior Indenture Trustee, when the Senior Debt Securities have been duly authorized by all necessary corporate action of the Company and duly executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement and any prospectus supplement relating to the Senior Debt Securities and in accordance with the Senior Indenture, assuming the terms of such Debt Securities have been duly established so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company, the Senior Debt Securities will be validly issued and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting the rights of creditors and by general principles of equity.

     2. When the Subordinated Indenture has been duly authorized, executed and delivered by the Company and the Subordinated Indenture Trustee, and the Subordinated Debt Securities have been duly authorized by all necessary corporate action of the Company and duly executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement and any prospectus supplement relating to the Subordinated Debt Securities and in accordance with the Subordinated Indenture, assuming the terms of such Subordinated Debt Securities have been duly established so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company,

     (i) the Subordinated Debt Securities will be validly issued and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium
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MBIA Inc.
September 23, 1998
Page 5

     or similar laws of general applicability relating to or affecting the rights of creditors and by general principles of equity; and

     (ii) if the Subordinated Debt Securities are exchangeable for or convertible into Common Stock or Preferred Stock, as the case may be, (a) when such Common Stock has been duly issued in exchange for or upon conversion of such Subordinated Debt Securities in accordance with the terms of the Subordinated Indenture and the supplemental indenture thereto fixing the terms for such exchange or conversion, such Common Stock will be duly authorized, validly issued, fully paid and nonassessable, assuming authorization of sufficient number of shares of Common Stock in the Company's Restated Certificate of Incorporation, as amended to date, and issuance of such Common Stock in accordance with duly adopted resolutions of the Board of Directors of the Company or a duly authorized committee thereof authorizing the issuance of such Common Stock and fixing the terms of such exchange or conversion, and (b) when (1) the terms of such Preferred Stock and of its issuance and sale have been duly established in conformity with the Company's Restated Certificate of Incorporation, as amended, so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company, (2) a certificate of amendment to the Company's Restated Certificate of Incorporation, as amended (a "Certificate of Amendment"), fixing and determining the terms of the Preferred Stock has been filed with the Secretary of the State of the State of Connecticut and (3) the Preferred Stock has been duly issued in exchange for or upon conversion of such Subordinated Debt Securities in accordance with the terms of the Subordinated Indenture and the supplemental indenture thereto fixing the terms for such exchange or conversion, such Preferred Stock will be duly authorized, validly issued, fully paid and nonassessable, assuming authorization of sufficient number of shares of Preferred Stock in the Company's Restated Certificate of Incorporation, as amended to date, and issuance of such Preferred Stock in accordance with duly adopted resolutions of the Board of Directors of the Company or a duly authorized committee thereof authorizing the issuance of such of Preferred Stock and fixing the terms of such exchange or conversion.
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MBIA Inc.
September 23, 1998
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     3.   When (i) the terms of the Preferred Stock and of its issuance and sale have been duly established in conformity with the Company's Restated Certificate of Incorporation, as amended, so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company, (ii) a Certificate of Amendment fixing and determining the terms of the Preferred Stock has been filed with the Secretary of the State of the State of Connecticut and
(iii) the Preferred Stock has been duly issued and sold as contemplated by the Registration Statement and any prospectus supplement relating thereto, against payment of the consideration fixed therefor by the Board of Directors or a duly authorized committee thereof,

     (a) the Preferred Stock will be duly authorized, validly issued, fully paid and nonassessable, assuming authorization of sufficient number of shares of Preferred Stock in the Company's Restated Certificate of Incorporation, as amended to date, and issuance of such Preferred Stock in accordance with duly adopted resolutions of the Board of Directors of the Company or a duly authorized committee thereof authorizing the issuance of such Preferred Stock; and

     (b) if the Preferred Stock is exchangeable for or convertible into Common Stock, when such Common Stock has been duly issued in exchange for or upon conversion of such Preferred Stock in accordance with the terms of the Certificate of Amendment for such Preferred Stock, such Common Stock will be duly authorized, validly issued, fully paid and nonassessable, assuming authorization of sufficient number of shares of Common Stock in the Company's Restated Certificate of Incorporation, as amended to date, and issuance of such Common Stock in accordance with duly adopted resolutions of the Board of Directors of the Company or a duly authorized committee thereof authorizing the issuance of such Common Stock and fixing the terms of such exchange or conversion.

     4. When the Common Stock has been duly issued and sold as contemplated by the Registration Statement and any prospectus supplement relating to the Common Stock, assuming authorization of sufficient number of shares of Common Stock in the Company's Restated Certificate of Incorporation, as amended to date, and authorization of the issuance of such Common Stock by, and receipt of payment of the consideration fixed therefor by, the Board of Directors of the Company or a duly authorized committee
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MBIA Inc.
September 23, 1998
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thereof, the Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

     5. Assuming the Rights Agreement has been duly authorized, executed and delivered by the Rights Agent and the Common Stock has been validly issued (i) against payment of the consideration fixed therefor by the Board of Directors of the Company or a duly authorized committee thereof or (ii) in exchange for or upon conversion of any Preferred Stock or Subordinated Debt Securities in accordance with the terms of exchange or conversion fixed for such Preferred Stock or Subordinated Debt Securities, although there is no Connecticut case law or express statutory provision dispositive of the issue and the matter thus is not entirely free from doubt, the Rights attributable to such Common Stock will be validly issued.

     In connection with our opinion set forth in paragraph 5 above, we note that the question whether the Board of Directors of the Company might be required to redeem the Rights at some future time will depend upon the facts and circumstances existing at the time and, accordingly, is beyond the scope of such opinion.

     Our opinion expressed above is limited to the laws of the State of Connecticut.

     Messrs. Debevoise & Plimpton may rely upon this opinion as though it were addressed to them on the date hereof.

     We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the reference to our firm in the Prospectus under the caption "Legal Matters". In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the Commission thereunder.

                              Very truly yours,

                              /s/ Day, Berry & Howard LLP

                              Day, Berry & Howard LLP

WHC/LTW